UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Act of 1934

Date of Report (Date of earliest event reported): May 19, 2008

Omega Protein Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-14003	76-0562134
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2105 City West Blvd., Suite 500 Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

(713) 623-0060

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 7.01. Regulation FD Disclosure

The fish meals and fish oils produced by Omega Protein Corporation (the “Company”) from menhaden have been certified as conforming to the Friend of the Sea criteria for sustainable fisheries.

Friend of the Sea, an independent international sustainable seafood organization, uses the following guidelines, among others, to certify applicants for sustainability of their fisheries and fishing methods: (a) the applicant’s target stocks cannot be considered overexploited; (b) the applicant’s fishing methods cannot impact the seabed, and (c) the applicant must generate less than average discards.

On May 19, 2008, Friend of the Sea issued the Company its product certificate that certifies that the Company meets these criteria.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of business acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

99.1	Friend of the Sea Product Certificate No. 0006-2008-W dated May 19, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Omega Protein Corporation

Dated: May 22, 2008	/s/ John D. Held
John D. Held
Executive Vice President and General Counsel

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